EXHIBIT 32.1

HALIFAX CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

With respect to Halifax Corporation’s (the “Company”) Quarterly Report on Form 10-Q for the period ending December 31, 2003 (the “Report”), I, Charles L. McNew, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2004	/s/Charles L. McNew Charles L. McNew Chief Executive Officer